SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2004

                                CytRx Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        000-15327                                       58-1642750
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(Commission File Number)                    (I.R.S. Employer Identification No.)

11726 San Vicente Blvd., Suite 650, Los Angeles, CA                     90049
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      (Address of Principal Executive Offices)                       (Zip Code)


                                 (310) 826-5648
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               Registrant's Telephone Number, Including Area Code


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant.

The  Audit  Committee  of the  Board  of  Directors  of CytRx  Corporation  (the
"Company") dismissed Ernst & Young LLP ("E&Y") as the Company's independent auditors effective as of January 20, 2004. The reports of E&Y on the Company's financial statements for the two most recent fiscal years audited by E&Y (the fiscal years ended December 31, 2001 and December 31, 2002) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2001 and December 31, 2002, and in the subsequent interim period through January 20, 2004, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures that, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report. The Company has requested E&Y to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in this Item 4. A copy of that letter, dated January 26, 2004, confirming E&Y's agreement with those statements, is filed as Exhibit 16 to this Form 8-K.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following exhibits are filed as part of this Current Report on Form 8-K:


Exhibit No.       Description
-----------       -----------

 16 Letter of Ernst & Young LLP to the Securities and Exchange Commission dated January 26, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         CYTRX CORPORATION
                                                         (Registrant)


Date:  January 26, 2004
                                          By:  /s/ Steven A. Kriegsman
                                               ---------------------------------
                                               Name:     Steven A. Kriegsman
                                               Title:    Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

16 Letter of Ernst & Young LLP to the Securities and Exchange Commission dated January 26, 2004.